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                                                                   EXHIBIT 10.11



                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT dated as of December 1, 1999 (the "Agreement") is made between SpatiaLight, Inc., a New York corporation (the "Company") and the parties set forth on Exhibit A hereto.

                                    ARTICLE I
                               CERTAIN DEFINITIONS

        1.1 "Business Day" means any day other than a Saturday or Sunday on which commercial banks located in New York, New York are not required or authorized by law or executive order to close or remain closed.

         1.2 "Closing Date" means the date of closing of the loan transaction contemplated by the Convertible Note.

         1.3 "Common Stock" means the common stock, par value $.01 per share, of the Company, any security of the Company now outstanding or hereafter issued by it which is convertible or exchangeable into Common Stock and any shares of capital stock of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of their holders to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         1.4 "Convertible Notes" means the Company's 6% Convertible Secured Notes in an aggregate not to exceed Two Million Eight Hundred Seventy-Five Thousand Dollars ($2,875,000) Dollars in favor of Lender and the other Lenders participating in the Convertible Secured Loan.

         1.5 "Demand Registration" has the meaning set forth in Paragraph 3.1.

         1.6 "Eligible Securities" means all or any portion of the shares of Common Stock issuable or issued (a) upon the conversion of any Convertible Note,
(b) in payment of any amount of interest due on any Convertible Note and (c) in each of case (a) or (b) all other securities issued with respect thereto by reason of dividends, stock splits, combinations or similar transactions. Securities shall cease to be Eligible Securities for all purposes of this Agreement when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be sold pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act, (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act, or (iv) a written opinion of counsel of the Company addressed to

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the Stockholder owning such securities to the effect that such securities may be sold without registration under the Securities Act has been delivered to such Stockholder.

        1.7 "Person" means an individual, a partnership (general or limited), limited liability company, corporation, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

         1.8 "Piggyback Registration" has the meaning set forth in Paragraph
4.1.

         1.9 The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

         1.10 "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel, accountants and other experts employed by the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the expenses contemplated by Paragraph 6.3.

         1.11 "Resale Registration Statement" shall have the meaning set forth in Article 2.

         1.12 "SEC" means the Securities and Exchange Commission.

         1.13 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

         1.14 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered on behalf of the Stockholders.

         1.15 "Selling Stockholder" means any Stockholder selling Eligible Securities registered pursuant to Article 2, 3 or 4 hereof.

         1.16 "Stockholder" means any person holding Eligible Securities to whom the rights under this Agreement have been transferred in accordance with Paragraph 10.3.



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                                    ARTICLE 2
                               RESALE REGISTRATION

         The Company hereby agrees to file a registration statement permitting the sale of the Eligible Securities by the Stockholders to the public under the Securities Act not later than 90 days after the earlier of the Mandatory Conversion Date (as such term is defined in Section 3(a)(ii) of the Convertible Note or the date on which more than fifty (50%) percent of the aggregate principal of the series of Convertible Notes have been converted into equity (the "Converted Securities") ("Resale Registration Statement"). The Company shall have the right to include in any such Resale Registration Statement any other securities of the Company, including, but not limited to, any securities of the Company (the "Earlier Securities") desired to be registered by persons or entities also having registration rights granted by the Company. Notwithstanding the foregoing, the Company's obligation to file a Resale Registration Statement with respect to any shares of Common Stock issued on conversion of any Convertible Notes shall terminate and become null and void once such shares are permitted to be sold under Rule 144 or any successor provision of the Securities Act.

                                    ARTICLE 3
                               DEMAND REGISTRATION

         3.1 Requests for Registration. At any time after the earlier of (a) June 30, 2001 and (b) one year after an automatic conversion described in
Section 3(a)(ii) of the Convertible Notes, the holders of at least a majority of the Eligible Securities then deemed outstanding may, on not more than one occasion during the term of this Agreement, request registration on Form S-3 or a successor thereto under the Securities Act of all or part of their Eligible Securities for purposes of conducting an underwritten offering thereof. Any registration requested pursuant to this Paragraph 3.1 is referred to herein as a "Demand Registration." The request for a Demand Registration shall specify the approximate number of Eligible Securities requested to be registered and the anticipated per share price range for such offering.

         3.2 Notice to Other Holders. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice thereof to all the other holders of Eligible Securities then deemed outstanding. Each of the other holders shall have the right, within 15 Business Days after the delivery of such notice, to request that the Company include all or a portion of such holder's Eligible Securities in such Demand Registration.

         3.3 Permitted Demand Registrations. The Stockholders shall be entitled to request the Demand Registration only if (a) the aggregate offering value of the Eligible Securities requested to be registered in any such registration equals at least $1,000,000 and (b) Form S-3 is available for such offering by the Stockholders. A registration shall not count as a permitted Demand Registration until it has become effective (unless the Demand



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Registration has not become effective due solely to the fault of the holders requesting such registration).

         3.4 Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Eligible Securities without the prior written consent of the Selling Stockholders of at least a majority of the Eligible Securities included in such registration, provided, however, that no consent of the Selling Stockholders shall be needed to include securities as to which Argyle Capital Management Corporation ("Argyle") has a piggy-back registration right. If the managing underwriters in a Demand Registration advise the Company in writing that in their opinion the number of Eligible Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Eligible Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Selling Stockholders of a majority of the Eligible Securities initially requesting registration, the Company shall include in such registration, first, the number of Eligible Securities requested to be included by Selling Stockholders that initially requested such registration which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among such Selling Stockholders on the basis of the amount of Eligible Securities owned by each such Selling Stockholder, second, the number of Eligible Securities requested to be included by Selling Stockholders that elected to participate in such registration pursuant to
Section 3.2 which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among such Selling Stockholders on the basis of the amount of Eligible Securities owned by each such Selling Stockholder, and third, the number of securities that are not Eligible Securities that are held by Argyle or that the Selling Stockholders agreed to include in such registration as provided above which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among such the Persons holding such securities on the basis of the amount of such securities owned by each such Person.

         3.5 Deferral of Registration Demand in the Event of Company Offering. In the event that prior to the time a Demand Registration is requested the Company has in good faith commenced the preparation of a registration statement for an underwritten offering of its securities (a "Company Offering") and the managing underwriter delivers a written opinion (a "Transaction Deferral Opinion") to the requesting Stockholders stating, in its good faith opinion, that the proposed offering pursuant to the Demand Registration will materially and adversely affect the Company Offering, then the Company will be permitted to defer the filing of the registration statement pursuant to the Demand Registration until the earliest of (a) the abandonment of the Company Offering,
(b) 90 days after receipt by the requesting Stockholders of the Transaction Deferral Opinion (unless the Company Offering has become effective on or prior to such 90th day) and (c) if the Company Offering has become effective on or prior to such 90th day, 120 days after the effective date of the Company Offering (or such shorter period as may be requested by the managing underwriter for the Company Offering). The Company will not be permitted to defer a Demand Registration pursuant to this Paragraph 3.5 more than once



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in any 12-month period. If the Company defers any registration statement pursuant to this Paragraph 3.5 and the requesting Stockholders determine not to proceed with such registration on or prior to the end of the permitted deferral period, the registration shall not be counted as a permitted Demand Registration hereunder. Notwithstanding the foregoing, if a Demand Registration is made within 60 days prior to the end of the Company's then current fiscal year and such registration is to be effected other than on Form S-3 or other comparable form for the registration of securities, the Company will have the right to delay the filing of a registration statement for 150 days or until the Company receives its audited financial statements for such fiscal year, whichever occurs first.

         3.6 Restrictions on Registration. The Company shall not be obligated to effect any Demand Registration within 120 days after the effective date of a registration involving an underwritten public offering by the Company and in which the Stockholders were given piggyback rights pursuant to Article 4 and in which there was no reduction in the number of Eligible Securities requested to be included. The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the Stockholders initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, the Demand Registration shall not count as a Demand Registration hereunder. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

         3.7 Selection of Underwriters. The holders of a majority of the Eligible Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, if any, subject to the Company's approval which shall not be unreasonably withheld. All Stockholders proposing to distribute Eligible Securities through the offering shall (together with the Company) enter into an underwriting agreement in customary form with the selected investment banker(s) and manager(s).

                                    ARTICLE 4
                             PIGGYBACK REGISTRATION

         4.1 Right to Piggyback. Commencing on the date hereof, whenever the Company proposes to register any of its securities under the Securities Act for an underwritten public offering (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Eligible Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within 15 Business Days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Eligible Securities then deemed



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outstanding of its intention to effect such a registration and shall include in such registration all Eligible Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after delivery of the Company's notice. Notwithstanding the foregoing, the Company shall not be required to effect any registration of Eligible Securities under this Paragraph 4.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers or dividend reinvestment plans.

         4.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Eligible Securities requested to be included in such registration, pro rata among the holders of such Eligible Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

         4.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Eligible Securities requested to be included in such registration, pro rata among the holders of such Eligible Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

         4.4 Selection of Underwriters. If any Piggyback Registration is an underwritten secondary registration on behalf of the holders of the Company's securities, the selection of investment banker(s) and manager(s) for the offering must be reasonably acceptable to the holders of a majority of the Eligible Securities included in such Piggyback Registration. Such approval will be assumed unless notice to the contrary is given by the holders of a majority of the Eligible Securities included in such Piggyback Registration to the Company within ten days of such holders' receipt of notice of selection by the Company.

         4.5 Other Registrations. If the Company has previously filed a registration statement with respect to Eligible Securities pursuant to Article 3 or pursuant to this Article 4 and if such previous registration has not been withdrawn or abandoned, the Company shall not, without the prior written consent of the holders of a majority of the Eligible Securities included therein, file or cause to be effected any other registration for



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the underwritten offering, issue or sale of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 120 days has elapsed from the effective date or earlier withdrawal of such previous registration.

         4.6 Determination Not to Register or to Delay Registration. If at any time after giving written notice of its intention to register any securities as to which the Stockholders shall have the rights provided in this Article 4 and prior to the effective date of the registration statement with respect thereto, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Stockholders and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Eligible Securities in connection with such registration and (ii) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Eligible Securities requested to be included in such registration for the same period as the delay in registering the other securities proposed to be registered by the Company, but, in either such case, without prejudice to the rights of the holders of Eligible Securities under Articles 2 and 3. No Stockholder shall have any right to restrain or otherwise delay registration under Articles 2 through 4.

                                    ARTICLE 5
                               HOLDBACK AGREEMENTS

         5.1 Holdback by Stockholders. Each Stockholder shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the five business days prior to and, if required by the underwriter, the 120-day period (or such shorter period as the underwriters managing the registered public offering may permit) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Eligible Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         5.2 Holdback by Company. In connection with any underwritten registration, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the five business days prior to and during the 120-day period (or such shorter period as the underwriters managing the registered public offering may permit) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its reasonable best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities



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convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to stock options granted under a stock option plan primarily for employees, officers or directors) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                                    ARTICLE 6
                              REGISTRATION EXPENSES

         6.1 Registration Expenses. All Registration Expenses in connection with any registration pursuant to this Agreement shall be borne by the Company whether or not it has become effective and whether or not such registration has counted as the permitted Demand Registrations (unless such registration does not become effective due solely to the conduct or omission of the Selling Stockholders requesting such registration). The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         6.2 Selling Expenses. The Selling Stockholders shall be responsible for all Selling Expenses relating to Eligible Securities registered on behalf of the Selling Stockholders.

         6.3 Fees and Disbursements of Stockholders' Counsel. In connection with the Resale Registration Statement, the Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Eligible Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Eligible Securities initially requesting such registration.

         6.4 Allocation of Certain Expenses. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                                    ARTICLE 7
                             REGISTRATION PROCEDURES

         7.1 Registration and Qualification. The Company shall, (i) pursuant to
Article 2 and (ii) whenever the Stockholders have requested that any Eligible Securities be registered pursuant to this Agreement, use its reasonable best efforts to effect the registration and



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the sale of such Eligible Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

        (a) prepare and file with the SEC a registration statement with respect to such Eligible Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Eligible Securities covered by such registration statement copies of all such documents proposed to be filed, for review by such counsel for a period of at least three business days after its receipt thereof) and keep the registration statement continuously effective under the Securities Act (i) in the case of the Resale Registration Statement, until the earlier of (x) the second anniversary of the Closing Date and (y) such date as of which all Eligible Securities shall cease to be Eligible Securities and (ii) in the case of the Demand Registration and any Piggyback Registration, for a period of not less than one year (or such shorter period as may be required until all of the Eligible Securities so registered have been sold);

        (b) notify each Selling Stockholder of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period described in subparagraph (a) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Selling Stockholders set forth in such registration statement;

        (c) furnish to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Eligible Securities owned by Selling Stockholders;

        (d) use its reasonable best efforts to register or qualify such Eligible Securities under such other securities or blue sky laws of such jurisdictions as any Selling Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Stockholder to consummate the disposition in such jurisdictions of the Eligible Securities owned by such Selling Stockholder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an



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untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Selling Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

        (f) as soon as practicable after the Common Stock shall be eligible for listing on the Nasdaq National Market or, failing that, the Nasdaq SmallCap Market, use all reasonable efforts to cause all such Eligible Securities to be listed on the Nasdaq National Market or the Nasdaq SmallCap Market, as the case may be;

        (g) provide a transfer agent and registrar for all such Eligible Securities not later than the effective date of such registration statement;

        (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the holders of a majority of the Eligible Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Eligible Securities;

        (i) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC;

        (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order; and

        (k) use its reasonable best efforts to cause such Eligible Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Eligible Securities.

         7.2 Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Eligible Securities of any Selling Stockholder that such Selling Stockholder shall furnish to the Company such information regarding itself, the Eligible Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Stockholder's Eligible Securities.

         7.3 Underwriting. In the event that any registration pursuant to this Agreement shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities to be included in such underwriting on the same terms and conditions as shall be applicable to the Common Stock being sold through underwriters under such



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registration. In such case, the holders of Eligible Securities on whose behalf
Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.

                                    ARTICLE 8
                                 INDEMNIFICATION

         8.1 Indemnification by the Company. In the event of any registration of any Eligible Securities hereunder, the Company hereby agrees to indemnify and hold harmless each Stockholder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, to the extent permitted by law, against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholders expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Selling Stockholder or any such Person and shall survive the transfer of such securities by the Selling Stockholders.

         8.2 Indemnification by Selling Stockholders. The Selling Stockholders agree severally and not jointly to indemnify and hold harmless, to the extent permitted by law, (in the same manner and to the same extent as set forth in Paragraph 8.1 of this Article 8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act, with respect to (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Selling Stockholders will promptly reimburse each such Person for any legal or



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any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Stockholders to the Company expressly for use in the registration statement; provided that the obligation to indemnify and the contribution obligation set forth in Article 9 hereof will be limited to the gross proceeds received by such holder from the sale of Eligible Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by the Selling Stockholders and the expiration of this Agreement.

         8.3 Qualification. Indemnification similar to that specified in the preceding subdivisions of this Article 8 (with appropriate modifications) shall be given by the Company and the Selling Stockholders with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                                    ARTICLE 9
                                  CONTRIBUTION

         Subject to the limitation on indemnification and contribution set forth in Section 8.2 of Article 8, if the indemnification provided for in Article 8 hereof is unavailable to a party entitled to indemnification in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Selling Stockholders on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Selling Stockholders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of each indemnifying party set forth herein shall be in addition to any liability or obligation such indemnifying party may otherwise have to any indemnified party, including under this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its capital stock that is inconsistent with the rights granted to the Stockholders herein or otherwise conflicts with the provisions hereof.

         10.2 Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by the Stockholders owning at least 50% of the Eligible Securities.

         10.3 Transfer of Registration Rights. The obligation of the Company to register Eligible Securities granted to Selling Stockholders hereunder may be assigned to one or more transferees or assignees of Selling Stockholders, as the case may be, in connection with any transfer or assignment in a private transaction of Eligible Securities. Any transfer of registration rights pursuant to this Section shall be effective upon receipt by the Company of written notice from a Selling Stockholder transferring Eligible Securities (i) stating the name and address of the transferee, (ii) the number of Eligible Securities transferred and (iii) the date of transfer, which notice shall be accompanied by an agreement of the transferee stating that all of the terms and provisions of this Agreement will be binding upon and enforceable against such transferee.

         10.4 Notices. Any notice or communication given under this Agreement will be in writing and be hand delivered, mailed by registered or certified mail, postage prepaid, delivered by facsimile or electronic mail (with a telephonic confirmation or confirmation) or by overnight courier as follows:

               If to a Stockholder, to the address set forth on Exhibit A;

               If to the Company to:


                           Spatialight, Inc.
                           9 Commercial Boulevard, Suite 200
                           Novato, CA   94949-5759
                           Attn:  Michael H. Burney
                           Facsimile:  (415) 883-3363

or at such other address as hereafter will be furnished in writing by the addressed party to the other party. Delivery by hand will be deemed given when personally delivered; delivery by registered or certified mail will be deemed given three (3) business days after the same is posted; delivery by facsimile or electronic mail will be deemed given when received; and delivery by overnight courier will be deemed given the first business day following the date of timely deposit with such courier.


         10.5 Headings. The headings in this Agreement are for the convenience of reference only and will not affect the construction of this Agreement.

         10.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         10.7 Governing Law. This Agreement will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said state, without regard to principles of conflicts of law.

         10.8 Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.

         10.9 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Execution and delivery by facsimile shall constitute good and valid execution and delivery unless and until replaced or substituted by an original executed instrument.



                             (Signatures to follow)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.


                                             SPATIALIGHT, INC.

                                             By: /s/ MICHAEL H. BURNEY
                                                --------------------------------
                                                Michael H. Burney
                                                Chief Executive Officer

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]



/s/ JIMMIE H. HARVEY, M.D.
--------------------------
Jimmie H. Harvey, M.D.





BIRMINGHAM HEMATOLOGY AND ONCOLOGY ASSOCIATES,
SLB FLEX PROTOTYPE P/S PLAN DTD 10-17-85


By: /s/ JIMMIE H. HARVEY, M.D.
   ---------------------------
   Jimmie H. Harvey, M.D.

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]






HILLIARD LIMITED PARTNERSHIP


By: /s/ NEAL MARCOUX
   ------------------------
   Neal Marcoux

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ DAVID A. TWIFORD
------------------------
David A. Twiford

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ PAUL KLISTER
------------------------
Paul Klister

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ MARCIA K. TRIPP
--------------------------------
Marcia K. Tripp


WAYNE P. TRIPP TRUST


By: /s/ MARCIA K. TRIPP, TTE
   -----------------------------
   Marcia K. Tripp, Trustee

STEVEN F. TRIPP TRUST


By:  /s/ MARCIA K. TRIPP, TTE
   -----------------------------
   Marcia K. Tripp, Trustee

LISA MARIE TRIPP TRUST


By:  /s/ MARCIA K. TRIPP, TTE
   -----------------------------
   Marcia K. Tripp, Trustee

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ ROBERT E. WOODS
---------------------
Robert E. Woods

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]



/s/ ROBERT J. WEYERS
-----------------------------
Robert J. Weyers

/s/ JEFFREY J. WEYERS
-----------------------------
Jeffrey J. Weyers

/s/ RONALD A. WEYERS
-----------------------------
Ronald A. Weyers


WEYERS FAMILY LIMITED
 PARTNERSHIP


By: /s/ RONALD A. WEYERS
   ---------------------------
   RONALD A. WEYERS,
   GENERAL PARTNER

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ LLEW ANN KING
------------------------------------
Llew Ann King


MATTHEW A. KING CHARITABLE REMAINDER
UNITRUST, DTD 5/29/97


By: /s/ MATTHEW A. KING, TRUSTEE
   ---------------------------------
   Matthew A. King, Trustee

AGT C.T. WILLIAMS, TUA 11/1/76 FBO MATTHEW A. KING


By: /s/ EQUITABLE TRUST COMPANY
   ---------------------------------
   Equitable Trust Company

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ ROBERT O. ROLFE
-----------------------
Robert O. Rolfe

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ JOHN W. EAKIN
-----------------------
John W. Eakin

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]




/s/ JEFFERSON R. COBB
-----------------------
Jefferson R. Cobb

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]





BRYAN B. STARR, SR.


By: /s/ BRYAN B. STARR
   --------------------------

                         [COUNTERPART SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT]





PERFORMANCE FUTURES PSP DTD 1-1-93



By: /s/ BRYAN B. STARR, JR., TRUSTEE
   -----------------------------------

                                                                       EXHIBIT A


                                     PARTIES

           Name                         Loan Amount                    Address
           ----                         -----------                    -------
Jimmie H. Harvey, M.D.                    $250,000            3741 E. Fairway Drive
                                                              Birmingham, AL  35213
                                                              Fax: 205-599-3408

Hilliard Limited Partnership              $100,000            Attn:  Dan Hilliard
                                                              2555 S. Trillium
                                                              Green Bay, WI  54313
                                                              Fax: 920-490-2710

David A. Twiford                          $75,000             871 Ridgeway Loop, #107
                                                              Memphis, TN  38120
                                                              Fax: 901-684-1237

Paul Klister                              $50,000             1308 East Shade Tree Lane
                                                              Appleton, WI  54915
                                                              Fax: 920-830-6640

Marcia K. Tripp                           $225,000            35 Indian Forest Road
                                                              Indian Springs, AL  35124
                                                              Fax: 205-402-0873

Wayne P. Tripp Trust,                     $250,000            35 Indian Forest Road
Marcia K. Tripp, Trustee                                      Indian Springs, AL  35124
                                                              Fax: 205-402-0873

Steven F. Tripp Trust,                    $250,000            35 Indian Forest Road
Marcia K. Tripp, Trustee                                      Indian Springs, AL  35124
                                                              Fax: 205-402-0873

Lisa Marie Tripp Trust,                   $175,000            35 Indian Forest Road
Marcia K. Tripp, Trustee                                      Indian Springs, AL  35124
                                                              Fax: 205-402-0873

Robert E. Woods                           $250,000            922 10th Street SW
                                                              Alabaster, AL  35007

Weyers Family Limited                     $100,000            500 AMS Court
Partnership                                                   Green Bay, WI  54313
                                                              Fax: 920-434-5811

Robert J. Weyers                          $100,000            500 AMS Court
                                                              Green Bay, WI  54313
                                                              Fax: 920-434-5811

Jeffrey J. Weyers                         $100,000            500 AMS Court
                                                              Green Bay, WI  54313
                                                              Fax: 920-434-5811

Ronald A. Weyers                          $100,000            500 AMS Court

                                                              Green Bay, WI  54313
                                                              Fax: 920-434-5811

Llew Ann King                             $100,000            6600 Murray Lane
                                                              Brentwood, TN  37027
                                                              Fax: 615-376-4127

Matthew A. King                           $37,500             Agent:  Jack Nuismer
Charitable Remainder                                          Raymond James Financial
Unitrust DTD 5/29/97                                          Services
                                                              2103 Crestmoor Road
                                                              Nashville, TN  37215
                                                              Fax: 615-292-7317

Agt. C.T. Williams,                       $37,500             Agent: Kirk Scobey
TUA 11/1/76                                                   SunTrust Equitable Trust
FBO Matthew A. King                                           Co.
Account 10830                                                 800 Nashville City Center
                                                              Nashville, TN
                                                              37219 Fax:
                                                              615-780-9327

Robert O. Rolfe                           $150,000            J.C. Bradford Company
                                                              330 Commerce Street
                                                              Nashville, TN  37201
                                                              Fax: 615-271-1422

John W. Eakin                             $175,000            520 Jackson Boulevard
                                                              Nashville, TN  37205
                                                              Fax: 615-298-6609

Jefferson R. Cobb                         $100,000            204 Aspen Meadow Drive
                                                              Edwards, CO  81632
                                                              Fax: 970-926-0474

Bryan B. Starr, Sr. SEP IRA               $50,000             c/o Healthcare Realty Mgmt
                                                              1400 Urban Center Dr.#400
                                                              Birmingham, AL  35242
                                                              Fax: 205-969-0104

Performance Futures PSP                   $50,000             1400 Urban Center Dr.#415
DTD 1/1/93 FBO Bryan B.                                       Birmingham, AL  35242
Starr, Jr.                                                    Fax: 205-969-0104

Birmingham Hematology and                 $150,000            790 Montclair Road
Oncology Associates, SLB Flex                                 Suite 100
Prototype P/S Plan DTD                                        Birmingham, AL  35213
10/27/85 FBO
Jimmie H. Harvey, M.D.